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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2002


                              COVANSYS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       0-22141                                          38-2606945
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                     32605 WEST TWELVE MILE ROAD, SUITE 250
                        FARMINGTON HILLS, MICHIGAN 48334
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)    (ZIP CODE)


                                 (248) 488-2088
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 26, 2002, the Board of Directors of Covansys Corporation ("the Company") dismissed Arthur Andersen ("Arthur Andersen") as its independent public accountants, and appointed PricewaterhouseCoopers ("PWC") as its new independent public accountants. The appointment of PwC is subject to ratification by the Company's shareholders. This determination followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements and was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. PwC will audit the financial statements of the Company for the fiscal year ending December 31, 2002.

          During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through April 26, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. None of Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen addressed to the Securities and Exchange Commission stating its agreement with such statements is attached to this report as Exhibit 16.1.

         During the two most recent fiscal years of the Company ended December 31, 2001 and through the date hereof, the Company did not consult with PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         Exhibit No.             Description of Exhibits

           16.1 Letter from Arthur Andersen regarding change in certifying accountant.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COVANSYS CORPORATION


                              By: /s/ Michael Duffey
                                 -------------------------------------
                                 Michael Duffey
                                 Chief Financial Officer


Date: May 3, 2002